Defined Asset Funds[SM]

Select-Ten Philip Morris
Select-Ten Texaco
Select-Ten JPMorgan
Select-Ten Exxon
Select-Ten AT&T
Select-Ten Chevron
Select-Ten General Motors
Select-Ten Du Pont
Select-Ten International Paper
Select-Ten Minnesota Mining


                      Select Ten Portfolio 1997 Series J

                A Simple Investment Strategy For Total Return


Merrill Lynch


The Dow Jones Industrial Average

The Dow Jones Industrial Average (DJIA) consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized and their stocks are widely held by individual and institutional investors.

Allied Signal
J.P. Morgan & Co.
3M
Du Pont
Eastman Kodak
Goodyear
Bethlehem Steel
IBM
General Electric
General Motors
McDonald's
Chevron
Caterpillar
Boeing
Merck
Procter & Gamble
American Express
International Paper
Philip Morris
United Technologies
Sears Roebuck & Co.
Exxon
Texaco
Coca-Cola
Union Carbide
Walt Disney
AT&T
Westinghouse Electric
Woolworth
Aluminum Co. of America


Selecting Investments For Your Portfolio Can Be Complicated. Sometimes, Simple Can Be Better.

The Select Ten Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average(*) (the "Strategy Stocks") for about one year.

------------
(*)Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. The "S&P 500" is a trademark of Standard & Poor's Corporation. It's Simple

The Portfolio offers a simple way to seek potential values in the equity market by investing in leading companies whose prices may be depressed.

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield at the time of the offering, and will hold them for about one year. After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, at a reduced sales charge, or you can take the cash. Although this is a one year investment, we recommend you stay with the Strategy for a minimum of three to five years.

You can get started with the Select Ten Portfolio with as little as about $250.


It's Convenient

You have a convenient way to invest in a fixed Portfolio of widely held stocks with just one purchase. You'll also enjoy the advantages of:

o Quarterly Dividends. You will receive four consolidated checks per year, not 40 for the 10 stocks.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.


Select Ten Portfolio 1997 Series J(*)

                                                             Current
Name of Issuer                         Ticker Symbol     Dividend Yield+

1.  Philip Morris Companies, Inc.             MO               4.26%

2.  J.P. Morgan & Company, Inc.              JPM               3.61%

3.  Texaco, Inc.                              TX               3.46%

4.  Chevron Corporation                      CHV               3.32%

5.  Exxon Corporation                        XON               3.22%

6.  American Telephone &
         Telegraph Company++                  T                3.03%

7.  General Motors Corporation               GM                2.87%

8.  International Paper Company              IP                2.48%

9.  Du Pont (E.I.)
         De Nemours & Company                DD                2.42%

10. Minnesota Mining &
         Manufacturing Company               MMM               2.37%


*  Initial date of deposit -- January 2, 1997
+ Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that security and dividing the result by that security's market value as of the close of trading on December 31, 1996. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.
++ As of the close on December 31, 1996, AT&T will spinoff NCR Corp., whose common stock will then be purchased for the Portfolio on subsequent deposits of securities into the Portfolio.

The Strategy may not necessarily reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

Prior Select Ten Portfolio Performance

The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:

     Series From Inception
        through 12/31/96            Most Recently Completed Portfolio
--------------------------------    -------------------------------------
            Inception    Return          Period               Return

A Series     1/3/92      15.62%      1/9/95-2/23/96           34.84%
B Series     5/17/91     16.01%      5/10/95-6/28/96          25.39%
C Series     9/1/92      18.92%     9/12/95-10/31/96          29.01%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses.

Time in the Market

                           Average Annual Total Returns for periods ending 12/31/96: Strategy
                              Stocks, DJIA and S&P 500 (dividends reinvested at year-end).
                      3 year        5 year       10 year       15 year       20 year       25 year       26 year
      Strategy        21.96%        20.05%        17.62%        20.48%        17.41%        18.08%        17.44%
        Stocks
         DJIA*        22.57%        18.20%        16.49%        18.27%        14.27%        12.76%        12.65%
      S&P 500*        19.44%        15.07%        15.20%        16.57%        14.33%        12.35%        12.42%

[A mountain chart, captioned "Hypothetical Growth of $10,000 invested in 1971 through 12/31/96", compares the performances of the Strategy Stocks (blue), Dow Jones Industrial Average (mauve), and S&P 500 (green) beginning in 1971, and increasing in five year increments, ending in 1996. The x axis reflects the three dollar amounts that correspond to the three different strategies; $210,051 equals the S&P 500; $221,143 equals the Dow Jones Industrial Average; $653,792 equals the Strategy Stocks; the y axis relects years starting in 1971 and ending in 1996.]

Annual Total Returns

Periods ending December 31

                  Strategy                                                Strategy                        S&P
  Year              Stocks          DJIA       S&P 500        Year         Stocks           DJIA          500

  1971            2.47%         9.79%           14.31%        1984           7.34%         1.06%        5.95%
  1972           23.26%        18.21%           18.98%        1985          28.63%        32.78%       31.43%
  1973           -1.02%       -13.12%          -14.66%        1986          34.57%        26.91%       18.37%
  1974           -0.31%       -23.14%          -26.47%        1987           6.97%         6.02%        5.67%
  1975           57.02%        44.40%           36.92%        1988          21.50%        15.95%       16.58%
  1976           34.81%        22.72%           23.53%        1989          27.30%        31.71%       31.11%
  1977           -0.83%       -12.71%           -7.19%        1990          -7.94%        -0.57%       -3.20%
  1978            0.16%         2.69%            6.39%        1991          33.37%        23.93%       30.51%
  1979           12.35%        10.52%           18.02%        1992           8.32%         7.34%        7.67%
  1980           26.37%        21.41%           31.50%        1993          26.92%        16.72%        9.97%
  1981            7.47%        -3.40%           -4.83%        1994           3.89%         4.95%        1.30%
  1982           25.46%        25.79%           20.26%        1995          36.48%        36.48%       37.10%
  1983           38.46%        25.68%           22.27%        1996          27.94%        28.57%       22.69%


The charts above compare hypothetical performance of the Select Ten Strategy Stocks with the actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect sales charges, commissions, expenses or taxes. If Portfolio sales charges and expenses were deducted, the Strategy Stocks would have underperformed the DJIA in 12 of the last 26 years and the S&P 500 index in 11 out of the last 26 years, and there can be no assurance that any Portfolio will outperform the DJIA. Portfolio performance will also differ from Strategy Stocks because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. For a more complete discussion of Strategy Stock and Portfolio performance, please speak to your financial professional.

Defining Your Risks

At Defined Asset Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments. It may not be appropriate for investors seeking preservation of capital or high current income.

o There can be no assurance that the Portfolio or Strategy will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. There is no guarantee that dividend rates will be maintained or that stock prices will not decrease.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance the market factors that caused these relatively low prices and high yields will change.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

As illustrated in the following chart, first-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.

                                                        As a % of
                                     Amount per       Public Offering
Amount Purchased                     1,000 units           Price
-----------------------------------------------------------------------

Maximum Initial Sales Charge         $10.00               1.00%
Deferred Sales Charge                $17.50               1.75%
                                     ==================================
Your Sales Charge                    $27.50               2.75%
-----------------------------------------------------------------------

Should you reinvest the proceeds of your investment into a new Portfolio, if available, you will not be subject to the 1% initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the remaining deferred sales charge and, in the secondary market, a charge to reflect estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


                              Deferred Sales      Total Sales Charge
                                Charge per           as a % of the

Amount Purchased                1,000 units       Public Offering Price
Less than $50,000                 $17.50                   2.75%
$50,000 to $99,999                $17.50                   2.50%
$100,000 to $249,999              $17.50                   2.00%
$250,000 to $999,999              $17.50                   1.75%
$1,000,000 or more                $10.00                   1.00%
-----------------------------------------------------------------------

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.

Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Read it carefully before you invest.

Units of the next Series are not yet available. Information herein is subject to amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitations of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Other Select Series

Hong Kong Portfolio
  (Hang Seng Index)

Japan Portfolio
  (Nikkei Index)

United Kingdom Portfolio
  (Financial Times Index)

Select Growth Portfolio

Intrinsic Value Portfolio

1997 Year-Ahead
  International Portfolio

1997 Year-Ahead
  Domestic Portfolio


Equity Income Funds
Concept Series

Premier American Portfolio

Health Care Trust II

Natural Gas Trust 2

Real Estate Income Fund 2

TeleoGlobal Trust 2


Equity Income Funds
Utility Series

15th Utility Common Stock Series


Equity Income Funds
Index Series


S&P 500 Index Trust 2

S&P MidCap Index Trust


Other Defined Asset Funds

Municipal Income Funds

Corporate Income Funds

Government Securities
  Income Funds

International Bond Funds